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                              SPDR(R) SERIES TRUST



                       Supplement Dated February 10, 2009
                                     to the
               Prospectus Dated January 15, 2009, as supplemented





               SPDR(R) BARCLAYS CAPITAL LONG TERM CREDIT BOND ETF
                  SPDR(R) BARCLAYS CAPITAL CONVERTIBLE BOND ETF





The above-listed ETFs are not yet in operation and thus are not currently offered by SPDR Series Trust.













SPDRBCBSUPP3